UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): December 31, 2008

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 1.01     Entry into a Material Definitive Agreement.

On December 31, 2008, ICP Solar Technologies Inc. (the "Company") and BridgePointe Master Fund Ltd. ("BridgePointe"), Platinum Long Term Growth VI, LLC ("Platinum") and Gemini Master Fund, Ltd. ("Gemini") (BridgePointe, Platinum and Gemini, collectively, the "Purchasers") entered into an Amendment Agreement ("Amendment") to amend certain terms and conditions of certain of the private placement debt instruments among the Company and the Purchasers , all of which were previously disclosed and defined in a Current Report on Form 8-K filed June 17, 2008 and the exhibits thereto (the "June 17 8-K") and the possible amendment of which was previously disclosed in a Current Report on Form 8-K filed November 17, 2008 (the "November 17 8-K"), as follows:

(a) As of the date of the Amendment, the principal balance of those certain 11% Senior Secured Convertible Debentures (the "Debentures"), shall constitute 115% of the sum of (i) principal amount of the Debentures that was outstanding immediately prior to the date of this Amendment plus (ii) all accrued and unpaid interest through December 31, 2008, such that the outstanding principal amount of each Purchaser’s Debenture will be as set forth below:

Name of Buyer	Outstanding Principal Amount of Purchaser’s Debenture Immediately Following the Execution of the Amendment

BridgePointe Master Fund Ltd.	$1,476,844.18

Platinum Long Term Growth VI, LLC	$984,562.79

Gemini Master Fund, Ltd.,	$492,281.40

The principal amount and the interest shall be paid out to the Purchasers according to the terms set out in the Amendment.

b) Effective December 31, 2008, the exercise price of the Series A purchase warrants (as defined in the June 17 8-K) shall be reduced to $0.25, resulting in an adjustment in the number of Series A warrants as follows:

Name of Buyer	Number of Series A Warrants Held by Purchaser Immediately Following the Execution of the Amendment and effective December 31, 2008

BridgePointe Master Fund Ltd.	6,666,668

Platinum Long Term Growth VI, LLC	4,444,444

Gemini Master Fund, Ltd.	2,222,220

(c) Effective December 31, 2008, the exercise price of the Series B purchase warrants (as defined in the June 17 8-K) shall be reduced to $0.25, resulting in an adjustment in the number of Series B warrants as follows:

Name of Buyer	Number of Series B Warrants Held by Buyer Immediately Following the Execution of the Amendment and effective December 31, 2008

BridgePointe Master Fund Ltd.	13,333,336

Platinum Long Term Growth VI, LLC	8,888,888

Gemini Master Fund, Ltd.	4,444,440

(d) Effective December 31, 2008, the exercise price of the Series C purchase warrants (as defined in the June 17 8-K) shall be reduced to $0.50, resulting in an adjustment in the number of Series C warrants (the adjustment in the number of warrants of Series A, B and C collectively referred to as "Adjustment Warrants") as follows:

Name of Buyer	Number of Series C Warrants Held by Buyer Immediately Following the Execution of the Amendment and effective December 31, 2008

BridgePointe Master Fund Ltd.	6,666,668

Platinum Long Term Growth VI, LLC	4,444,444

Gemini Master Fund, Ltd.	2,222,220

The Company is seeking to obtain an indebtedness in the form of an accounts receivable and inventory factoring line of credit ("the Factoring Line") for an amount of no more than US$800,000 ("Factoring Line Amount") under terms and conditions to be approved by the Purchasers. The lender of the Factoring Line will likely seek a security in the Company’s assets for an amount equal to the Factoring Line Amount.

The Company has agreed to register the shares of Common Stock issuable upon exercise of the Adjustment Warrants and has agreed to file the registration statement by June 1, 2009. The Company is subject to various penalties for failure to meet certain deadlines for the filing of and effectiveness of the registration statement.

Holders of the Adjusted Debentures may require the Company to redeem the debentures upon the occurrence of any one or more of events of default specified in the debentures.

The President and CEO of the Company has agreed to vote or to cause to be voted all Company shares owned or controlled by him in favor of any amendment to the Company’s Certificate of Incorporation or other governing documents necessary to ensure the Company’s compliance with its obligations under the transaction documents related to maintaining authorized shares of Common Stock for issuance upon conversion of the debentures and/or exercise of the warrants.

Copies of the Amendment Agreement, Amended and Restated Debenture, Amended and Restated Registration Rights Agreement, Amended and Restated Security Agreement and Amended and Restated Form of Series A Warrants, Amended and Restated Form of Series B Warrants and Amended and Restated Form of Series C Warrants attached hereto. The foregoing descriptions are qualified in their entirety to such exhibits, which are incorporated by reference herein.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit	Description
No.

4.2	Amended and Restated Form of 11% Senior Secured Convertible Debenture Due June 13, 2010.
10.1	Amendment Agreement dated December 31, 2008, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.
10.2	Amended and Restated Registration Rights Agreement, dated December 31, 2008, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.
10.3	Amended and Restated Security Agreement dated December 31, 2008, between ICP Solar Technologies Inc., and each of its subsidiaries on the one hand and , BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC, on the other hand.
10.4	Amended and Restated Form of Series A Warrant to Purchase Common Stock
10.5	Amended and Restated Form of Series B Warrant to Purchase Common Stock.
10.6	Amended and Restated Form of Series C Warrant to Purchase Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009
ICP SOLAR TECHNOLOGIES INC.

/s/ Sass Peress
Sass Peress
President, Chief Executive Officer and Chairman